UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

Commission File Number: 333-188927

CHC Helicopter S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4740 Agar Drive

Richmond, BC V7B 1A3, Canada

(Address of principal executive offices, zip code)

(604) 276-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

CHC Helicopter S.A. (the “Company”) today issued a notice pursuant to the Indenture governing its 9.250% Senior Secured Notes due 2020 (the “Notes”) that it intends to redeem $130,000,000.00 aggregate principal amount of the Notes on February 7, 2014. The Notes will be redeemed at a redemption price equal to 103.00% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date. As of January 8, 2014, $1,300,000,000.00 aggregate principal amount of the Notes were outstanding. The Company’s obligation to pay the redemption price on the redemption date is conditioned upon the closing of the initial public offering of ordinary shares of CHC Group Ltd., the Company’s indirect parent, and the receipt on or prior to the redemption date by the Company of funds from CHC Group Ltd. in an amount at least equal to the aggregate redemption price.

A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contain forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this Current Report on Form 8-K, regarding our strategy, future operations, projections, conclusions, forecasts, ability to close the initial public offering and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to the ability of our parent CHC Group Ltd. to close the initial public offering of its shares. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Notice of Optional Redemption of CHC Helicopter S.A. 9.250% Senior Secured Notes due 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Helicopter S.A.

By:	/s/ Russ Hill
Name:	Russ Hill
Title:	Authorized Signatory

Date: January 9, 2014